Exhibit 99.1

    Mentor Graphics Reports Third Quarter Results Below Guidance;
                 Reaffirms FY2008 and FY2009 Guidance

    WILSONVILLE, Ore.--(BUSINESS WIRE)--Nov. 5, 2007--Mentor Graphics Corporation (NASDAQ: MENT) announced that third quarter fiscal 2008 results will be below guidance issued on August 23, 2007. Revenue is expected to be approximately $185 million versus guidance of $200 million and non-GAAP earnings are expected to be slightly below break-even as compared to a previously estimated $.10 per share. On a GAAP basis, the company also expects a loss.

    "While we are disappointed with these results, Mentor's bookings for the quarter were strong and consistent with the assumptions underlying our previous guidance. Veloce emulation bookings, for example, tripled and we received our first significant order for our newly acquired Pinnacle and Olympus place and route products. Revenue was short of guidance because unique circumstances on several large bookings caused revenue to lag bookings by a quarter," said Walden C. Rhines, chairman and CEO of Mentor Graphics. "Because we see this revenue deferred by only a quarter, Mentor reaffirms its fiscal 2008 and 2009 outlook."

    For the full fiscal year 2008, the company expects revenue of approximately $860 million, GAAP earnings per share of about $.55 and non-GAAP earnings per share of approximately $1.02.

    Preliminary guidance for Fiscal 2009 is for revenue of $920 million, GAAP earnings per share of about $.78 and non-GAAP earnings per share of approximately $1.22.

    The company emphasized that the foregoing results are preliminary and are subject to adjustments upon final closing of financial results and completion of the quarterly review by independent accountants. Mentor Graphics will release third quarter fiscal 2008 results after the close of the market on Thursday, November 29, 2007.

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq: MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of over $825 million and employs approximately 4,300 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777. World Wide Web site: http://www.mentor.com/.

    Statements in this press release regarding the company's guidance for future periods constitute "forward-looking" statements based on current expectations within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the company's ability to successfully offer products and services that compete in the highly competitive EDA industry;
(ii) product bundling or discounting of products and services by competitors, which could force the company to lower its prices or offer other more favorable terms to customers; (iii) reductions in the spending on the company's products by its customers due to cyclical downturns; (iv) effects of the increasing volatility of foreign currency fluctuations on the company's business and operating results;
(v) changes in accounting or reporting rules or interpretations;
(vi) the impact of tax audits by the IRS or other taxing authorities, or changes in the tax laws, regulations or enforcement practices where the company does business; (vii) effects of unanticipated shifts in product mix on gross margin; (viii) effects of customer seasonal purchasing patterns and the timing of significant orders may negatively or positively impact the company's quarterly results of operations; and (ix) weakness in the US or other economies, all as may be discussed in more detail under the heading "Risk Factors" in the company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding guidance do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.

    Discussion of Non-GAAP Financial Measures

    Mentor Graphics management evaluates and makes operating decisions using various performance measures. In addition to our GAAP results, we also consider adjusted gross margin, operating margin and net income (loss), which we refer to as non-GAAP gross margin, operating margin and net income (loss), respectively. These non-GAAP measures are derived from the revenues of our product, maintenance and services business operations and the costs directly related to the generation of those revenues, such as cost of revenue, research and development, sales and marketing and general and administrative expenses, that management considers in evaluating our ongoing core operating performance. These non-GAAP measures exclude amortization of purchased intangible assets, in-process research and development, special charges, equity plan-related compensation expenses and charges and gains which management does not consider reflective of our core operating business.

    Purchased intangible assets consist primarily of purchased technology, backlog, trade names, customer relationships and employment agreements. In-process research and development charges represent products in development that had not reached technological feasibility at the time of acquisition. Special charges consist of post-acquisition rebalance costs including severance and benefits, excess facilities and asset-related charges, and also include strategic reallocations or reductions of personnel resources. Equity plan-related compensation expenses represent the fair value of all share-based payments to employees, including grants of employee stock options, as required under SFAS No. 123 (revised 2004), "Share-Based Payment" (SFAS 123R). For purposes of comparability across other periods and against other companies in our industry, non-GAAP net income (loss) is adjusted by the amount of additional taxes or tax benefit that the company would accrue using a normalized effective tax rate applied to the non-GAAP results.

    In certain instances our GAAP results of operations may not be profitable when our corresponding non-GAAP results are profitable or vice versa. The number of shares on which our non-GAAP EPS is calculated may therefore differ from the GAAP presentation due to the anti-dilutive effect of stock options in a loss situation.

    Non-GAAP gross margin, operating margin and net income (loss) are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. Moreover, they should not be considered as an alternative to any performance measure derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of our liquidity. We present non-GAAP gross margin, operating margin and net income (loss) because we consider them to be important supplemental measures of our operating performance and profitability trends, and because we believe they give investors useful information on period-to-period performance as evaluated by management.

    Management excludes from its non-GAAP measures certain recurring items to facilitate its review of the comparability of the company's core operating performance on a period-to-period basis because such items are not related to the company's ongoing core operating performance as viewed by management.

    Management considers our core operating performance to be that which can be affected by our managers in any particular period through their management of the resources that affect our underlying revenue and profit generating operations during that period. Management uses this view of its operating performance for purposes of comparison with its business plan and individual operating budgets and allocation of resources. Additionally, when evaluating potential acquisitions, management excludes the items described above from its consideration of target performance and valuation. More specifically management adjusts for the excluded items for the following reasons:

    -- Amortization charges for our purchased intangible assets are inconsistent in amount and frequency and are significantly impacted by the timing and magnitude of the company's acquisition transactions. We therefore consider our operating results without these charges when evaluating our core performance. Generally, the most significant impact to inter-period comparability of the company's net income (loss) is in the first twelve months following the acquisition.

    -- Special charges are primarily severance related and are due to the company's reallocation or reduction of personnel resources driven by modifications of business strategy or business emphasis and by assimilation of acquired businesses. These costs are originated based on the particular facts and circumstances of business decisions and can vary in size. Special charges also include excess facility and asset-related restructuring charges. These charges are not specifically included in the company's annual operating plan and related budget due to the rapidly changing technology and competitive environment in our industry. We therefore exclude them when evaluating our managers' performance internally.

    -- In-process research and development charges are largely disregarded as acquisition decisions are made, as they often result in charges that vary significantly in size and amount. Management excludes these charges when evaluating the impact of an acquisition transaction and our ongoing performance.

    -- Management supplementally considers performance without the impact of stock-based compensation charges and believes this information is useful to investors to compare our performance to the performance of other companies in our industry who present non-GAAP results adjusted to exclude stock compensation expense. We view stock-based compensation as a key element of our employee retention and long-term incentives, not as an expense that should be an element of evaluating core operations in any given period. We therefore exclude these charges for purposes of evaluating our core performance.

    -- Income tax expense (benefit) is adjusted by the amount of additional tax expense or benefit that we would accrue if we used non-GAAP results instead of GAAP results in the calculation of our tax liability, taking into consideration the company's long-term tax structure. We use a normalized effective tax rate of 17%, which reflects the weighted average tax rate applicable under the various tax jurisdictions in which the company operates. This non-GAAP weighted average tax rate is subject to change over time for various reasons, including changes in the geographic business mix and changes in statutory tax rates. The GAAP tax rate considers certain mandatory and other non-scalable tax costs which may adversely or beneficially affect the Company's tax rate depending upon the Company's level of profitability.

    Non-GAAP net income (loss) also facilitates comparison with other companies in our industry, which use similar financial measures to supplement their GAAP results. However, non-GAAP net income (loss) has limitations as an analytical tool, and you should not consider this measure in isolation or as a substitute for analysis of our results as reported under GAAP. In the future the company expects to continue to incur expenses similar to the non-GAAP adjustments described above and exclusion of these items in our non-GAAP presentation should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Some of the limitations in relying on non-GAAP net income (loss) are:

    -- Amortization of purchased intangibles, though not directly affecting our current cash position, represents the loss in value as the technology in our industry evolves, is advanced or is replaced over time. The expense associated with this loss in value is not included in the non-GAAP net income
        (loss) presentation and therefore does not reflect the full economic effect of the ongoing cost of maintaining our current technological position in our competitive industry, which is addressed through our research and development program.

    -- The company regularly engages in acquisition and assimilation activities as part of its ongoing business and therefore we will continue to experience special charges and merger and acquisition charges on a regular basis. These costs also directly impact available funds of the company.

    -- The company's stock option and stock purchase plans are important components of our incentive compensation arrangements and will be reflected as expenses in our GAAP results for the foreseeable future under SFAS 123R.

    -- The company's income tax expense (benefit) will be ultimately based on its GAAP taxable income and actual tax rates in effect, which often differ significantly from the 17% rate assumed in our non-GAAP presentation.

    -- Other companies, including other companies in our industry, may calculate non-GAAP net income (loss) differently than we do, limiting its usefulness as a comparative measure.




                     MENTOR GRAPHICS CORPORATION
----------------------------------------------------------------------
             UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP
----------------------------------------------------------------------
                     EARNINGS PER SHARE GUIDANCE
----------------------------------------------------------------------

The following table reconciles management's estimates of the specific items excluded from GAAP in the calculation of expected non-GAAP earnings per share for the periods shown below:



                                                               -------
                                                               FY 2008
                                                               -------
Diluted GAAP net earnings per share                              $0.55
Non-GAAP Adjustments:
Amortization of purchased intangible assets (1)                   0.11
Amortization of other identified intangible assets (2)            0.10
Stock-based compensation (3)                                      0.15
Special Charges (4)                                               0.04
In-process R&D (5)                                                0.05
Expense associated with convertible debt (6)                      0.00
Income tax effects (7)                                            0.02
                                                               -------
Non-GAAP net income                                              $1.02
                                                               =======

----------------------------------------------------------------------

(1) Excludes amortization of purchased intangible assets acquired in 20 separate acquisition transactions. Purchased intangible assets are amortized over two to five years. The guidance for fiscal year 2008 (FY2008) assumes no new acquisition transactions.

(2) Excludes amortization of other identified intangible assets including trade names, employment agreements and customer relationships acquired in 16 separate acquisition transactions. Other identified intangible assets are amortized over two to five years.

(3) Excludes equity plan-related compensation expense recognized in accordance with SFAS 123R, Share-Based Payment.

(4) Excludes special charges incurred during the first six months of FY2008 consisting primarily of costs incurred for employee rebalances, which included severance benefits, notice pay and outplacement services.

(5) Excludes write off of in-process research and development incurred during the first six months of FY2008 related to the Sierra acquisition.

(6) Excludes amounts incurred during the first six months of FY2008 for the write-off of previously capitalized convertible debt costs and net premium paid on the retirement of convertible debt.

(7) Non-GAAP income tax expense adjustment reflects the application of our assumed normalized effective 17% tax rate, instead of our GAAP tax rate, to our GAAP pre-tax income and the application of the 17% tax rate to our non-GAAP adjustments.





                     MENTOR GRAPHICS CORPORATION
----------------------------------------------------------------------
             UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP
----------------------------------------------------------------------
                     EARNINGS PER SHARE GUIDANCE
----------------------------------------------------------------------

The following table reconciles management's estimates of the specific items excluded from GAAP in the calculation of expected non-GAAP earnings per share for the periods shown below:



                                                               -------
                                                               FY 2009
                                                               -------
Diluted GAAP net earnings per share                              $0.78
Non-GAAP Adjustments:
Amortization of purchased intangible assets (1)                   0.08
Amortization of other identified intangible assets (2)            0.10
Stock-based compensation (3)                                      0.16
Income tax effects (4)                                            0.10
                                                               -------
Non-GAAP net income                                              $1.22
                                                               =======

----------------------------------------------------------------------

(1) Excludes amortization of purchased intangible assets acquired in 13 separate acquisition transactions. Purchased intangible assets are amortized over two to five years. The guidance for fiscal year 2009 (FY2009) assumes no new acquisition transactions.

(2) Excludes amortization of other identified intangible assets including trade names, employment agreements and customer relationships acquired in 10 separate acquisition transactions. Other identified intangible assets are amortized over two to five years.

(3) Excludes equity plan-related compensation expense recognized in accordance with SFAS 123R, Share-Based Payment.

(4) Non-GAAP income tax expense adjustment reflects the application of our assumed normalized effective 17% tax rate, instead of our GAAP tax rate, to our GAAP pre-tax income and the application of the 17% tax rate to our non-GAAP adjustments.


    CONTACT: Mentor Graphics
             Ryerson Schwark, 503-685-1462
             Public and Investor Relations Director
             ry_schwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             Investor Relations and Business Development Director dennis_weldon@mentor.com